SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):     January 15, 1999



                              Wisconsin Gas Company
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          Wisconsin                   1-7530                 39-0476515
        --------------            ---------------           --------------
       (State or other           (Commission File           (IRS Employer
       jurisdiction of                Number)            Identification No.)
       incorporation)


                    626 East Wisconsin Avenue, Milwaukee, WI
                                      53202
                  ---------------------------------------------
           (Address of principal executive offices including zip code)
                                 (414) 291-7000
                            ------------------------
                         (Registrant's telephone number)




Item 5   Other Events.

         On January 15, 1999, Wisconsin Gas Company (the "Company") agreed to sell $50,000,000 aggregate principal amount of its 5 1/2% Notes due 2009 (the "Notes") in a public offering through Morgan Stanley & Co. Incorporated, Robert
W. Baird & Co. Incorporated and A. G. Edwards & Sons, Inc. (the "Underwriters"). The closing for the sale of the Notes is scheduled for January 21, 1999. The Notes are registered on a Registration Statement on Form S-3 (Registration No. 333-68783) filed with the Securities and Exchange Commission. Final versions of the Underwriting Agreement by and between the Company and the Underwriters, and the Officers' Certificate creating the Notes, are filed herewith.

Item 7   Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WISCONSIN GAS COMPANY


Date:  January 20, 1999             By:   /s/ Joseph P. Wenzler
                                          Joseph P. Wenzler
                                          Senior Vice President and Chief
                                          Financial Officer

                              WISCONSIN GAS COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated January 15, 1999


                                     Exhibit

(1) Underwriting Agreement, dated as of January 15, 1999, by and between Wisconsin Gas Company and Morgan Stanley & Co. Incorporated, Robert W. Baird & Co. Incorporated and A. G. Edwards & Sons, Inc.

(4) Officers' Certificate, dated as of January 15, 1999, executed and delivered in connection with the issuance and sale of Wisconsin Gas Company's 5 1/2% Notes due 2009.